IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE



In re:                              )
                                    )
SA TELECOMMUNICATIONS, INC.,        )       Chapter 11
ADDTEL COMMUNICATIONS, INC.,        )
LONG DISTANCE NETWORK, INC.,        )
NORTH AMERICAN                      )       Case Nos. 97-2395 (PJW)
  TELECOMMUNICATIONS                )       through   97-2401 (PJW)
  CORPORATION,                      )
UNIQUEST COMMUNICATIONS, INC.,      )
U.S. COMMUNICATIONS, INC.,          )       Jointly Administered
and SOUTHWEST LONG DISTANCE         )
  NETWORK, INC.,                    )
                                    )
                       Debtors.     )



                 ORDER (i) AUTHORIZING THE SALE OF SUBSTANTIALLY
               ALL ASSETS OF THE DEBTORS FREE AND CLEAR OF LIENS,
                CLAIMS, AND ENCUMBRANCES, SUBJECT TO THE TERMS OF
                 A PURCHASE AGREEMENT AND SUBJECT TO HIGHER AND
               BETTER OFFERS; (ii) APPROVING A PURCHASE AGREEMENT
              AND; (iii) APPROVING THE ASSUMPTION AND ASSIGNMENT OF
                CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES
               IN CONNECTION WITH THE SALE OF THE DEBTORS' ASSETS
               --------------------------------------------------



          Upon consideration of the Motion for an Order (i) Authorizing the Sale of Substantially All Assets of the Debtors Free and Clear of Liens, Claims, and Encumbrances, Subject to the Terms of a Purchase Agreement and an Escrow Agreement and Subject to Higher and Better Offers; (ii) Approving a Purchase
Agreement and an Escrow Agreement; and (iii) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection With the Sale of the Debtors' Assets (the "Sale Approval Motion") filed by SA Telecommunications, Inc., and certain of its directly and indirectly wholly-owned subsidiaries, AddTel Communications, Inc., Long Distance Network, Inc., North American Telecommunications Corporation, Uniquest Communications, Inc., U.S. Communications, Inc. and Southwest Long Distance Network, Inc., debtors and debtors in possession (collectively, the "Debtors" or the "Sellers"); and a final hearing on the Sale Approval Motion having been held before this Court on March 6, 1998 (the "Sale Approval Hearing"); and upon the record made at the Sale Approval Hearing; and it appearing that the relief requested in the Sale Approval Motion is in the best interests of the Debtors and their estates; and after due deliberation; and capitalized terms not defined herein having the same meaning as ascribed to them in the Sale Approval Motion; and sufficient cause appearing therefor; and sufficient notice having been given; and no adverse interest being represented, the Court makes the following findings of fact and conclusions of law:

                    Findings of Fact and Conclusions of Law<F1.
                    ----------------------------------------

------------------------
<F1> Findings of fact shall be construed as conclusions  of law and  conclusions of law shall be construed as findings of fact when appropriate. See Bankruptcy Rule 7052.
 ------------------------

          A. This Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334. Venue is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409. This is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2).

          B. On November 19, 1997 (the "Petition Date"), the Debtors filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Court"). Pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code, the Debtors continue to operate their business and manage their affairs as debtors in possession.

          C. In recognition of the need to effect a prompt sale process and to fund any required deposits and/or expedited payment terms, the Debtors have had negotiations with a number of interested parties in order to solicit offers for the purchase of the Debtors' business and for the additional financing in order to fund any necessary deposits and/or expedited payments to the third party carriers.

          D. Based upon these negotiations, on January 15, 1998, the Debtors entered into a purchase agreement (as amended from time to time, the "Purchase Agreement") with the EqualNet Corporation (the "Buyer") and EqualNet Holding Corp. ("EqualNet" and, collectively with the Buyer, the "EqualNet Parties") which contemplates a sale of substantially all of the Debtors' assets to the Buyer (the "Proposed Sale"), subject to appropriate auction procedures.

          E. On December 24, 1997, Sellers filed a motion with the Court to approve (a) the Break-Up Fee, Expense Reimbursement and Minimum Overbid provisions of the Purchase Agreement and (b) debtor-in-possession financing to be provided by The Willis Group LLC (the "Payment Motion"). On January 8, 1998, the Court entered an order approving the Break-Up Fee, Expense Reimbursement, and Minimum Overbid portions of the Payment Motion (the "Partial Payment Order").

          F. On December 24, 1997, Sellers filed a motion (the "Scheduling Motion") with the Court for an order scheduling an auction sale of the Assets
(the "Auction"), setting forth the procedures for the Auction (the "Auction Procedures"), and scheduling a hearing to approve the Proposed Sale (the "Sale Approval Hearing") and on January 9, 1998 the Court entered an order granting the Scheduling Motion (the "Scheduling Order").

          G. On or about January 14, 1998, the Sellers served the Notice of Hearing to Consider Motion for an Order (i) Approving Purchase Agreement Among the Debtors, EqualNet Corporation and EqualNet Holding Corp. that Provides for the Sale of Substantially All Assets of the Debtors Free and Clear of Liens, Claims and Encumbrances; and (ii) Assuming and Assigning Certain Executory Contracts and Unexpired Leases in Connection with Sale (the "Sale Approval Hearing Notice") on (i) the Office of the United States Trustee, (ii) counsel to the Committee, (iii) counsel to Greyrock, (iv) counsel to the EqualNet Parties and The Willis Group LLC, (v) all known creditors, including the record holders as of November 19, 1997 of any unsecured notes, (vi) all persons filing a notice of appearance and requesting notice in these Chapter 11 cases, (vii) all bidders and others expressing interest in purchasing the Assets, (viii) all other secured parties, (ix) all parties to executory contracts or unexpired leases,
(x) all governmental agencies having an interest, (xi) all other parties in interest required to be served by the Bankruptcy Rules and (xii) the beneficial owners who are also record holders of outstanding preferred and common stock of SA Telecommunications, Inc. (the "Equity Securities") and each broker, bank and other institution or nominee who is the record holder as of January 5, 1998 of the Equity Securities but who is not the beneficial owner of such securities.

          H. On January 16, 1998, Sellers filed the Sale Approval Motion requesting approval of the sale of the Assets to the Buyer pursuant to the Purchase Agreement, a form of escrow agreement among the Debtors, the EqualNet Parties and an escrow agent (the "Escrow Agreement"), and the transactions contemplated thereby.

          I. On or about February 20, 1998, the Debtors filed the Second Amended Order (i) Authorizing and Scheduling Auction at Which the Debtors May Sell Substantially All Their Assets Fee and Clear of Liens, Claims, and Encumbrances;
(ii) Approving Proposed Auction Procedures; (iii) Scheduling Hearing and Objection Deadline on Motion of Debtors to Sell Assets; and (iv) Approving Notice and Service of the Sale Approval Motion (the "Second Amended Scheduling Order") with the Court and on February 23, 1998 the Court entered the Second Amended Scheduling Order.

          J. Pursuant to the Auction Procedures, the Debtors distributed bid solicitation packages to potential purchasers. On March 4, 1998, the Debtors conducted an auction pursuant to the Second Amended Scheduling Order.

          K. At the Auction, Buyer enhanced its offer contained in the Purchase Agreement, including the removal of the escrow arrangement provided for in the Purchase Agreement. A summary of the revised offer of the Buyer is set forth on Exhibit A attached hereto.

          L. The Debtors and the Committee jointly determined in the reasonable exercise of their business judgment that the revised offer of the Buyer submitted at the Auction is the highest and best offer for the purchase of the Debtors' Assets.

          M. The Sale Approval Hearing Notice constituted good, proper and sufficient notice and was given in accordance with the requirements of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the District of Delaware to all parties required to receive notice of the sale, and no other or further notice is required.

          N. Approval of the Purchase Agreement and the consummation of the sale of the Assets contemplated thereby is in the best interests of the Debtors' estates and their creditors. The Court finds that the Debtors have articulated good and sufficient business reasons justifying the sale of the Assets pursuant to section 363 of the Bankruptcy Code and have met the requirements of section 363 of the Bankruptcy Code. Such business reasons include, but are not limited to, the facts that (a) there are exigent business reasons for the Proposed Sale and (b) the Assets have been adequately marketed and will lose value absent a sale.

          O. The Debtors and Committee both agree, in the exercise of their respective sound business judgment, that the Purchase Agreement represents the highest and best offer for the Assets received following a fair and equitable auction process in accordance with the Scheduling Order and that the consideration to be paid by Buyer to the Debtors pursuant to the terms of the Purchase Agreement is fair and reasonable and constitutes reasonably equivalent value under the Bankruptcy Code and under the laws of the United States, any State, territory or possession, or the District of Columbia.

          P. The transfer of the Assets by Sellers to the Buyer is a legal, valid and effective transfer of the Assets notwithstanding any requirement for approval or consent by any Person.

          Q. The decision to assume and assign the executory contracts and unexpired leases listed on Schedule 3(a)(iv) to the Purchase Agreement, which is attached hereto as Exhibit B (the "Designated Contracts"), is based on the reasonable exercise of the Debtors' business judgment and the needs of the Buyer and is in the best interests of the Debtors' estates. The Buyer has demonstrated adequate assurance of future performance with respect to the Designated Contracts.

          R. All requirements of Bankruptcy Code section 363(b) and (f) and any other applicable federal or state law relating to the sale of the Assets contemplated by the Purchase Agreement have been satisfied (or the Buyer has affirmatively waived the requirement for such satisfaction). The Sellers have good and valid title to the Assets and have the authority to enter into the Purchase Agreement and all other documents necessary to carry out the transfer of the Assets. As such, the title to the Assets shall be transferred to the Buyer or its designees free and clear of (x) all liens, claims and encumbrances of any kind, other than Permitted Liens (as defined in the Purchase Agreement), and (y) all rights or options to effect any forfeiture, modification or termination of Sellers' or Buyer's interest in the Assets by reason of such transfer and any such Liens and claims which existed prior to the sale of the Assets shall attach to the Consideration paid to the Sellers. All such liens, claims and encumbrances (other than Permitted Liens) shall attach to the proceeds of the sale.

          S. The Purchase Agreement and the transactions contemplated thereby are the product of substantial, extensive and good faith arm's length negotiations that were conducted at all times by the EqualNet Parties and the Debtors at arm's length, without collusion, and in good faith within the meaning of section 363(m) of the Bankruptcy Code. None of the conduct of the EqualNet Parties or the Sellers shall cause the application of Section 363(n) of the Bankruptcy Code to these transactions. As such, the EqualNet Parties and the Debtors are entitled to the protections afforded by section 363(m) of the Bankruptcy Code.

          T. Payments of the Debtors' obligations under the Purchase Agreement and as set forth in the record of the Sale Approval Hearing constitute administrative expenses under sections 503(b) and 507(a)(1) of the Bankruptcy Code and are immediately payable if and when the obligations of the Debtors arise under the Purchase Agreement, and other related agreements and as set forth in the record of the Sale Approval Hearing, without further order of the Court.

          U. The Debtors and the EqualNet Parties intend that if the Preferred Stock being issued to the Debtors under the Purchase Agreement is distributed to the Debtors' creditors and/or equity security holders in exchange for claims against, or interests in, or administrative expenses in these Chapter 11 cases, the EqualNet Parties shall be deemed to be persons that participate in good faith in the offer, issuance or sale of a security offered or sold under the plan or plans of the Debtors within the meaning of section 1125(e) of the Bankruptcy Code.

          V. The Debtors and the EqualNet Parties intend that (i) the Preferred Stock shall be offered and sold under a plan of reorganization in accordance with Section 1145(a)(1) of the Bankruptcy Code, (ii) the EqualNet Parties shall be deemed "successors to" the Debtors solely for purposes of and within the meaning of section 1145(a)(1) of the Bankruptcy Code, and (iii) the offer and sale of the Preferred Stock shall be exempt from the registration requirements of all applicable securities laws pursuant to section 1145 of the Bankruptcy Code.

          W. Section 1146(c) of the Bankruptcy Code shall apply to (i) the sale of the Assets pursuant to the Purchase Agreement, (ii) the issuance of the Preferred Stock to the Sellers and (iii) any distribution of the Preferred Stock pursuant to a Chapter 11 plan of reorganization.

          X. All conclusions of law made or announced by the Court in connection with the Scheduling Order are incorporated herein.


         IT IS THEREFORE ORDERED THAT:

          1. Pursuant to sections 105, 363 and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006, 9007 and 9008, the relief requested in the Sale Approval Motion, as modified by the Purchase Agreement and the announcements in open court, is granted.

          2. The Debtors are hereby authorized and directed to sell and to transfer the Assets to the Buyer upon consummation and closing of the sale upon the terms and subject to the conditions set forth in the Purchase Agreement and this Order.

          3. All objections, responses, and requests for continuance concerning the Sale Approval Motion are resolved in accordance with the terms of this Order and as set forth in the record of the Sale Approval Hearing and to the extent any such objection response or request for continuance was not otherwise withdrawn, waived, or settled, they and all reservations and rights therein, are overruled and denied.

          4. The terms and conditions of the Purchase Agreement are approved and the sale of the Assets pursuant to the Purchase Agreement, and the transactions contemplated therein, have met the requirements of, and are, therefore, authorized under, section 363(b) of the Bankruptcy Code.

          5. The transfer of the Assets by Sellers to Buyer is a legal, valid and effective transfer of the Assets notwithstanding any requirement for approval or consent by any Person.

          6.  The  EqualNet   Parties  and  the  Debtors  are  entitled  to  the
protections afforded by section 363(m) of the Bankruptcy Code.

          7. The Debtors are authorized and directed to execute and deliver the Purchase Agreement and to consummate the sale of the Assets to the Buyer pursuant to the terms and subject to the conditions of the Purchase Agreement and the related transactions in connection therewith and the form and content of the Purchase Agreement and the exhibits attached thereto are approved. The Debtors are authorized and directed to negotiate, execute and deliver such other and further documents as may be necessary or appropriate to implement and consummate the Purchase Agreement. The Debtors are further authorized and directed to perform their respective obligations under the Purchase Agreement (including, without limitation, the payment of "cure payments" to landlords, lessors or other parties under the Designated Contracts assumed by the Debtors), and other related agreements and otherwise to consummate all of the transactions contemplated thereby and to take all further actions as may reasonably be requested by the Buyer for the purpose of assembling, transferring, granting or conveying to the Buyer, or reducing to possession, any and all of the Assets, or as may be necessary to the performance of the obligations contemplated by the Purchase Agreement.

          8. The Debtors and each other Person having duties or responsibilities under the Purchase Agreement, the related agreements, or this Order, and their respective directors, officers, general partners, agents, representatives, and attorneys, are authorized and empowered -- subject to the terms and conditions contained in the Purchase Agreement and the schedules annexed thereto -- to carry out all of the provisions of the Purchase Agreement, and other related agreements; to issue, execute, deliver, file, and record, as appropriate, the documents evidencing and consummating the Purchase Agreement, and other related agreements; and to take any and all actions contemplated by the Purchase
Agreement, the related agreements, or this Order, and to issue, execute, deliver, file, and record, as appropriate, such other contracts, instruments, releases, indentures, mortgages, deeds, bills of sale, assignments, leases, or other agreements or documents and to perform such other acts and execute and deliver such other documents, as are consistent with, and necessary or appropriate to implement, effectuate, and consummate, the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby, all without further application to, or order of, the Court or further action by their respective directors, stockholders, or partners, and with like effect as if such actions had been taken by unanimous action of the respective directors, stockholders, and partners of such entities. All such additional agreements, documents, and instruments shall be deemed to be "related agreements" for purposes of this Order. The Secretary or any Assistant Secretary of each of the Debtors shall be, and hereby is, authorized to certify or attest to any of the foregoing actions (but no such certification or attestation shall be required to make any such action valid, binding, and enforceable). The Debtors are further authorized and empowered to cause to be filed with the secretary of state of any state or other applicable officials of any applicable governmental units any and all certificates, agreements, or amendments necessary or appropriate to effectuate the transactions contemplated by the Purchase Agreement, the related agreements, and this Order, including amended and restated certificates or articles of incorporation and by-laws or certificates or articles of amendment, and all such other actions, filings, or recordings as may be required under appropriate provisions of the applicable laws of all applicable governmental units, or as any of the officers of the Debtors may determine are necessary or appropriate. The execution of any such document, or the taking of any such action shall be, and hereby is, deemed conclusive evidence of the authority of such Person to so act. Without limiting the generality of the foregoing, this Order shall constitute all approvals and consents, if any, required by the corporation laws of the States of Arkansas, California, Delaware and Texas and all other applicable business corporation, trust, and other laws of the applicable governmental units with respect to the implementation and consummation of the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby.

          9. Nothing in this Order purports to excuse the Buyer or any other person or entity from compliance with all applicable state and federal regulatory law.

          10. The transfer of the Assets by Sellers to Buyer vests the Purchaser with good and indefeasible title to the Assets free and clear of (x) all liens, claims or encumbrances of any kind, other than Permitted Liens (as defined in the Purchase Agreement), including, without limitation, any security interest held by the parties to the DIP Financing, pursuant to section 363(b) and (f) of the Bankruptcy Code and (y) all rights or options to effect any forfeiture, modification or termination of Sellers' or Buyer's interest in the Assets by reason of such transfer. Any such liens, claims or encumbrances on the Assets which existed prior to the sale of the Assets shall attach to the Consideration paid to the Sellers.

          11. The sale of the Assets outside of a plan of reorganization pursuant to the Purchase Agreement neither impermissibly restructures the rights of the Debtors' creditors nor impermissibly dictates the terms of a liquidating plan of reorganization for the Debtors.

          12. All entities, presently or on the Closing Date, in possession of some or all of the Assets are directed to surrender possession of the Assets to the Buyer on such Closing Date or at such time thereafter as Buyer may request; provided that the holder of any Permitted Lien may retain any collateral subject to such Permitted Lien.

          13. On the Closing Date, each of the Debtors' creditors is authorized and directed to execute such documents and take all other actions as may be necessary to release its liens, claims or encumbrances of any kind against the Assets (other than Permitted Liens or Assumed Liabilities), if any, as such liens, claims or encumbrances may have been recorded or may otherwise exist.

          14. This Order is and shall be binding upon and govern the acts of all entities including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Assets.

          15. Each and every federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Purchase Agreement, the related agreements and this Order.

          16. If any person or entity (other than Greyrock or any other holder of Permitted Liens) that has filed financing statements or other documents or agreements evidencing liens on or interests in the Assets shall not have delivered to the Debtors prior to the Closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all liens or other interests which the person or entity has with respect to the Assets, the Debtors are hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity (other than Greyrock) with respect to the Assets immediately prior to the Closing.

          17. Upon the closing of the Purchase Agreement, the proceeds of the sale of the Assets shall be held by the Debtors in accordance with the terms of the Purchase Agreement and, except as specifically provided for herein or in the record of the Sale Approval Hearing, pending further orders of this Court.

          18. Nothing herein or in the Purchase Agreement shall be deemed or construed to be a determination as to any allocation among the Chapter 11 Debtors of the purchase price and other consideration contemplated hereby or thereby or a determination of whether or not the Chapter 11 Debtors' respective estates, or any of them, should be substantively consolidated.

          19. Payment of the Debtors' obligations to the Buyer pursuant to the Purchase Agreement including the indemnification amounts to be paid in accordance with the Purchase Agreement constitute administrative expenses under sections 503(b) and 507(a)(1) of the Bankruptcy Code and are immediately payable if and when the obligations of the Debtors arise under such agreements, without any further order of the Court.

          20. All persons are enjoined from in any way pursuing the Buyer or its affiliates to recover any claim which such Person has against the Debtors (as the term claim is defined under section 101(5) of the Bankruptcy Code), except with respect to (i) Assumed Liabilities and (ii) any claim which is independently assertable against the Buyer or its affiliates and does not arise directly or indirectly from their dealings with the Debtors or the assignments and transfers contemplated by this Order.

          21. If the Preferred Stock to be issued to the Debtors under the Purchase Agreement is subsequently distributed to the creditors and/or equity security holders of the Debtors in exchange for a claim against, or interest in, or an administrative expense in these Chapter 11 cases, the EqualNet Parties shall be deemed to be persons that participate in good faith in the offer, issuance or sale of a security offered or sold under the plan or plans of the Debtors within the meaning of section 1125(e) of the Bankruptcy Code.

          22. If the Preferred Stock to be issued in connection with the Proposed Sale is hereafter offered and sold under a plan of reorganization in accordance with Section 1145(a)(1) of the Bankruptcy Code, the EqualNet Parties shall be deemed "successors to" the Debtors solely for purposes of and within the meaning of section 1145(a)(1) of the Bankruptcy Code, and the offer and sale of the Preferred Stock shall be exempt from the registration requirements of all applicable securities laws pursuant to section 1145 of the Bankruptcy Code.

          23. The execution and delivery by the Debtors, and the performance by each of them of their respective obligations under, each of the related agreements to which they are party is approved.

          24. The Purchase Agreement, the related agreements, and all other documents, agreements, and instruments necessary to effectuate and consummate the transactions contemplated by the Purchase Agreement, together with the terms and provisions of this Order, shall be binding upon and shall inure to the benefit of the Debtors, the EqualNet Parties, and their respective successors and assigns, notwithstanding any subsequent appointment of a trustee for one or more of the Debtors, under any chapter of the Bankruptcy Code, as to which trustee such documents, agreements, and instruments (and the terms and provisions thereof) otherwise shall be binding.

          25. The Purchase Agreement, and any related agreement may be modified, amended, or supplemented by agreement of the Debtors and the EqualNet Parties without further action of the Court; provided that any such modification, amendment, or supplement is not material and substantially conforms to and effectuates the Purchase Agreement.

          26. The Court retains jurisdiction to interpret and enforce the provisions of the Purchase Agreement, any related agreement to which one or more of the Debtors is party, and this Order, including, without limitation, exclusive jurisdiction to (a) protect the Buyer against any liabilities related to the Excluded Assets or otherwise in accordance with the provisions of the Purchase Agreement, (b) determine or resolve any and all objections to or disputes among the parties to the Purchase Agreement, and (c) determine any and all issues relating to the assumption and assignment by the Debtors of the Designated Contracts to Buyer pursuant to section 365 or 1123 of the Bankruptcy Code; provided, however, that in the event the Court abstains from exercising, or declines to exercise, jurisdiction with respect to any matter referred to in this Paragraph or is without jurisdiction, such abstention, refusal, or lack of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction of any other court or arbitral body having competent jurisdiction with respect to any such matter.

          27. Except as may be otherwise agreed to by the Debtors and the other parties to the Designated Contracts, upon the closing of the Purchase Agreement, the Debtors shall cure any and all undisputed defaults under the Designated Contracts assumed hereunder, or to be assumed hereafter, and pay all other undisputed amounts required to be paid in accordance with section 365(b) of the Bankruptcy Code. The Buyer will have no obligation to cure any pre-Closing defaults under the Designated Contracts. 28. The failure specifically to include any particular provisions of the Purchase Agreement, or the related agreements in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court, the Debtors and the EqualNet Parties that the Purchase Agreement, and related agreements are authorized and approved in their entirety with such amendments thereto as may be made by the parties in accordance with this Order prior to Closing.

          29. The transfer of the Assets to the Buyer (including the making, execution, delivery or recordation of any deed, termination, modification or assignment of any lease or other instrument of transfer) is not subject to taxation under any state or local law imposing a stamp or similar tax in accordance with sections 1146(c) and 105 of the Bankruptcy Code.

          30. As provided by Rule 7062 of the Federal Rules of Bankruptcy Procedure, this Order shall be effective and enforceable immediately upon entry.

          31. Nothing contained in any chapter 11 plan confirmed in these cases or the order confirming such plan shall conflict with or derogate from the provisions of the Purchase Agreement, the related agreements, or the terms of this Order.

          32. Pursuant to section 365 of the Bankruptcy Code and Rule 6006 of the Federal Rules of Bankruptcy Procedure and subject to and conditioned upon closing of the sale of the Assets pursuant to the Purchase Agreement and Buyer's purchase of the Designated Contracts at Closing, the Debtors' assumption of the Designated Contracts and the assignment of such Designated Contracts to the Buyer is approved as of the Closing as set forth in this Order.

          33. The Designated Contracts will be transferred to, and remain in full force and effect for the benefit of the Buyer in accordance with their respective terms notwithstanding any provision in any such Designated Contract (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts or conditions such assignment or transfer; provided that such prohibition, restriction or condition of assignment on transfer shall be negated only with respect to transfers and assignments effected pursuant to the Purchase Agreement and that such prohibitions, restrictions and conditions of assignment shall otherwise remain in full force and effect and a part of the Designated Contract so assigned or transferred.

          34. Subject to the occurrence of the Closing, all of the Designated Contracts are fully assumed by the Buyer, including, without limitation, all monetary and nonmonetary terms of the Designated Contracts, and the Debtors shall not be liable or responsible in any way for such Designated Contracts.

          35. To the extent a Designated Contract has expired or is otherwise unenforceable, neither the Buyer nor the Debtors shall be liable or in any way responsible to the other party to such an Designated Contract for any obligations under such Designated Contract. This Order shall not make such Designated Contracts enforceable.

          36. The failure of the Debtors or the Buyer to enforce at any time one or more terms or conditions of the Designated Contracts shall not be a waiver of such terms or conditions or of the Debtors' and the Buyer's right to enforce every condition to the Designated Contracts.

          37. To the extent that any claim may be brought by any person or entity against the Debtors (i) concerning or arising from the Designated Contracts that are purchased by the Buyer and which claims arise or are incurred from and after the Closing, or (ii) concerning or arising from any Assumed Liability, the Buyer shall indemnify, defend, and hold harmless the Debtors for any such claim.

          38. Nothing in this Order shall constitute an assumption or rejection of any executory contract or unexpired lease except as specifically provided in this Order and no Designated Contract shall be deemed assumed unless such Designated Contract is specifically purchased by Buyer at Closing. Debtors' ability to assume or reject any such executory contract or unexpired leases shall not be affected by this Order.

          39. Prior to the Closing Date, without the prior written consent of the Buyer, the Debtors will not seek authority to reject, will not consent to the rejection of, and will use their best efforts, including, but not limited to, filing any appropriate pleading to prevent the deemed rejection of the Designated Contracts. Until assumption and assignment or rejection of the Designated Contracts, the Debtors will comply with the provisions of section 365(d)(3) or 365(d)(10) of the Bankruptcy Code, as applicable, with respect to each Designated Contract. As soon as practicable after Closing, the Debtors will provide to the Buyer a schedule of regular, ongoing obligations to become due under the Designated Contracts with respect to obligations arising or incurred after the Closing and the Debtors will provide as promptly as practicable to the Buyer any other invoices, bills and other requests for payment under the Designated Contracts received with respect to obligations arising or incurred after the Closing.

DATED:   Wilmington, Delaware
         March 9, 1998


                                            /s/ Peter J. Walsh
                                            ------------------------------------
                                                  UNITED STATES BANKRUPTCY JUDGE